UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 12, 2006

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Transfer and Servicing Agreement, dated as of August 1, 2006, providing for the issuance of Greenpoint Mortgage Funding Trust 2006-HE1, Home Equity Loan Asset-Backed Notes Series 2006-HE1)

       Greenpoint Mortgage Funding Trust 2006-HE1

(Issuing Entity)

         Structured Asset Securities Corporation

(Exact Name of Depositor as Specified in its Charter)

                    Lehman Brothers Holdings Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-133985	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue, 7th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of its Greenpoint Mortgage Funding Trust securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-133985) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,831,838,000 aggregate principal amount of its Greenpoint Mortgage Funding Trust 2006-HE1, Home Equity Loan Asset-Backed Notes Series 2006-HE1, Class Ax Notes and Class Ac Notes (the “Notes”) on August 28, 2006.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 11, 2006, as supplemented by the Prospectus Supplement dated August 25, 2006 (the “Prospectus Supplement”), to file a copy of the Transfer and Servicing Agreement (as defined below), Trust Agreement (as defined below), the Indenture (as defined below) and other operative agreements executed in connection with the issuance of the Notes, a form of which was filed as an exhibit to the Registration Statement.

The Notes were issued pursuant to an Indenture (the “Indenture”), attached hereto as Exhibit 4.2, dated as of August 1, 2006, between Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer (the “Issuer”) and U.S. Bank National Association, as Indenture Trustee (the “Indenture Trustee”), and are secured by a trust fund (the “Trust Fund”) that consists primarily of a pool of certain adjustable rate, first and second lien home equity lines of credit and certain fixed rate, closed end, second lien mortgage loans with an aggregate outstanding principal balance of approximately $1,831,838,948 as of August 1, 2006.  The Issuer was created by a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.1, dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor (the “Depositor”), U.S. Bank National Association, as Administrator and Wilmington Trust Company, as Owner Trustee.  The Issuer is a party to a Transfer and Servicing Agreement (the “Transfer and Servicing Agreement”) attached hereto as Exhibit 10.1, dated as of August 1, 2006, by and among the Issuer, the Depositor, the Indenture Trustee and GMAC Mortgage Corporation, as Servcier.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Transfer and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.1

Trust Agreement dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Administrator and Wilmington Trust Company, as Owner Trustee.

4.2

Indenture dated as of August 1, 2006, between Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer and U.S. Bank National Association, as Indenture Trustee.

10.1

Transfer and Servicing Agreement dated as of August 1, 2006, among Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer, Structured Asset Securities Corporation, as Depositor, GMAC Mortgage Corporation, as Servicer and U.S. Bank National Association, as Indenture Trustee.

10.2

Administration Agreement dated as of August 1, 2006, among Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer, U.S. Bank National Association, as Administrator, Wilmington Trust Company, as Owner Trustee, and Structured Asset Securities Corporation, as Depositor.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2006, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.2

XL Capital Assurance, Inc. Financial Guaranty Insurance Policy No. CA03248A for $1,331,838,000 for the Class Ax Note.

99.3

CIFG Assurance North America, Inc. Financial Guaranty Insurance Policy No. CIFGNA-1164 for $500,000,000 for the Class Ac Note, Endorsement No. 1 to Financial Guaranty Insurance Policy No. CIFGNA-1164, Endorsement No. 2 to Financial Guaranty Insurance Policy No. CIFGNA-1164 and Endorsement No. 3 to Financial Guaranty Insurance Policy No. CIFGNA-1164.

99.4

Insurance and Indemnity Agreement dated as of August 28, 2006, among XL Capital Assurance, Inc., as Insurer, Lehman Brothers Holdings Inc., as Sponsor, Structured Asset Securities Corporation, as Depositor, GMAC Mortgage Corporation, as Servicer, Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

99.5

Insurance and Indemnity Agreement dated as of August 21, 2006, among CIFG Assurance North America, Inc., as Note Insurer, Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Depositor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION

By:   /s/ Ellen Kiernan

       Name:  Ellen Kiernan

       Title:    Senior Vice President

Dated: September 12, 2006

EXHIBIT INDEX

Exhibit No.

Description

4.1

Trust Agreement dated as of August 1, 2006, among Structured Asset Securities Corporation, as Depositor, U.S. Bank National Association, as Administrator and Wilmington Trust Company, as Owner Trustee.

4.2

Indenture dated as of August 1, 2006, between Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer and U.S. Bank National Association, as Indenture Trustee.

10.1

Transfer and Servicing Agreement dated as of August 1, 2006, among Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer, Structured Asset Securities Corporation, as Depositor, GMAC Mortgage Corporation, as Servicer and U.S. Bank National Association, as Indenture Trustee.

10.2

Administration Agreement dated as of August 1, 2006, among Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer, U.S. Bank National Association, as Administrator, Wilmington Trust Company, as Owner Trustee, and Structured Asset Securities Corporation, as Depositor.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of August 1, 2006, between Lehman Brothers Holdings Inc., as Seller and Structured Asset Securities Corporation, as Purchaser.

99.2

XL Capital Assurance, Inc. Financial Guaranty Insurance Policy No. CA03248A for $1,331,838,000 for the Class Ax Note.

99.3

CIFG Assurance North America, Inc. Financial Guaranty Insurance Policy No. CIFGNA-1164 for $500,000,000 for the Class Ac Note, Endorsement No. 1 to Financial Guaranty Insurance Policy No. CIFGNA-1164, Endorsement No. 2 to Financial Guaranty Insurance Policy No. CIFGNA-1164 and Endorsement No. 3 to Financial Guaranty Insurance Policy No. CIFGNA-1164.

99.4

Insurance and Indemnity Agreement dated as of August 28, 2006, among XL Capital Assurance, Inc., as Insurer, Lehman Brothers Holdings Inc., as Sponsor, Structured Asset Securities Corporation, as Depositor, GMAC Mortgage Corporation, as Servicer, Greenpoint Mortgage Funding Trust 2006-HE1, as Issuer, and U.S. Bank National Association, as Indenture Trustee.

99.5

Insurance and Indemnity Agreement dated as of August 21, 2006, among CIFG Assurance North America, Inc., as Note Insurer, Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Depositor.